EXHIBIT 99.1

June 30, 2002 Selected Financial Information

Information for the three and six months ended June 30, 2002 and 2001 are unaudited and may not be indicative of results that may be expected for future interim periods or for the full year.

Cautionary Disclosure Relating to Forward Looking Statements

Statements made in this document include forward looking statements under the federal securities laws.  Statements that are not historical in nature, including the words “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” and similar expressions are intended to identify forward looking statements.  While these statements reflect the Company’s good faith beliefs based on current expectations, estimates and projections about (among other things) the industry and the markets in which the Company operates, they are not guarantees of future performance, involve known and unknown risks and uncertainties that could cause actual results to differ materially from those in the forward looking statements, and should not be relied upon as predictions of future events.  Factors which could impact future results include (among other things) general economic conditions, local real estate conditions, oversupply of available space, financial condition of tenants, timely ability to lease or re-lease space upon favorable economic terms, agreements with anchor tenants, interest rates, availability of financing, competitive factors, and similar considerations.  The Company disclaims any obligation to publicly update or revise any forward looking statement, whether as a result of new information, future events or otherwise.  For a discussion of risks and uncertainties that could cause actual results to differ materially from those contained in the forward looking statements, see “Risk Factors” filed as Exhibit 99.1 to the Company’s Form 10-K for the year ended December 31, 2001.

MID-ATLANTIC REALTY TRUST AND SUBSIDIARIES
 SUMMARY OF CONSOLIDATED FINANCIAL DATA
(UNAUDITED)

	As of
	June 30, 2002	June 30, 2001

Diluted EPS:
Common shares outstanding	17,772,063	14,678,510
Operating partnership units	3,020,776	3,339,099
Convertible debentures	265,143	466,762
Diluted EPS	21,057,982	18,484,371

Indebtedness:
Fixed rate debt	$173,142,398	175,151,368
Variable rate debt	39,366,846	55,579,065
Total indebtedness	212,509,244	230,730,433

Total Indebtedness %:
% Fixed rate debt	81.5%	75.9%
% Variable rate debt	18.5%	24.1%

Portfolio Weighted Average Interest Rates:
Fixed rate debt	8.0%	8.3%
Variable rate debt	3.5%	6.9%

Current Annual Dividend Yield (based on current annualized dividend):
Closing market price	$17.60	12.60
Current annual dividend	1.18	1.13
Dividend yield	6.7%	9.0%

MID-ATLANTIC REALTY TRUST AND SUBSIDIARIES

INDEBTEDNESS MATURITY AS OF JUNE 30, 2002

Mortgages:

	Weighted	Balance
Maturity Year	Avg. Int. Rate	@ 06/30/02
2003	9.79%	$18,818,102

2006	7.98%	20,268,346

2007	8.61%	5,434,558

2008	6.84%	5,650,267

2009	7.49%	19,367,846

2010	7.94%	24,087,146

2011	6.85%	14,818,983

2012	7.54%	35,016,686

2020	9.75%	18,152,768	*
Total mortgages		$161,614,702

Other Fixed Rate Debt:

2003	7.63%	$2,784,000
2004	7.00%	8,743,696
Total other fixed rate debt		$11,527,696

Variable Rate Debt:

2003	Variable	$32,000,000
2004	Variable	7,366,846
Total variable rate debt		$39,366,846

Total Indebtedness		$212,509,244

* Includes FMV adjustment balance $2,012,883.

MID-ATLANTIC REALTY TRUST AND SUBSIDIARIES

SUMMARY OF CONSOLIDATED OPERATING INFORMATION

(UNAUDITED)

	Three months ended June 30,		Six months ended June 30,
	2002	2001	2002	2001

Diluted funds from operations	$8,456,124	6,874,344	15,962,929	13,848,691
FFO per share	0.40	0.38	0.80	0.76

Dividends per share	$0.2950	0.2825	0.5900	0.5650
Dividend/FFO payout ratio	72.9%	75.2%	73.7%	74.7%

Weighted average number of shares outstanding — EPS:
Basic	17,501,026	14,214,916	16,470,129	13,948,758
Diluted	20,906,694	18,311,178	19,941,409	18,304,596

Unvested restricted shares	208,309	250,196	208,309	250,196

Leverage Ratio:
EBITDA	$11,718,900	10,365,389	22,597,780	20,649,761
Interest expense	4,124,453	4,362,712	8,318,724	8,718,715
Interest coverage ratio	2.84	2.38	2.72	2.37

FFO Diluted Reconciliation:
Earnings before extraordinary loss	$4,611,457	3,261,460	8,389,597	6,556,124
Depreciation and amortization of property and improvements	2,982,990	2,741,217	5,889,459	5,374,922
FFO Basic	7,594,447	6,002,677	14,279,056	11,931,046
Debenture interest and amortization	51,224	87,923	141,654	342,787
OP unit minority interest	810,453	783,744	1,542,219	1,574,858
FFO diluted	$8,456,124	6,874,344	15,962,929	13,848,691

MID-ATLANTIC REALTY TRUST AND SUBSIDIARIES

DEVELOPMENT/REDEVELOPMENT PROJECTS

AS OF JUNE 30, 2002

(UNAUDITED)

Development Projects Included in Operating Properties

		Total Costs	Estimated Costs	Projected/Actual	Completion
Property	Location	at 6/30/02	to Complete	Opening Date	%
Perry Hall Super Fresh Shopping Center	Baltimore County, MD	$9,534,943	$—	April 2002	100%
Waverly Woods Shopping Center	Baltimore County, MD	11,103,624	126,300	March 2001	100%
Security Square Shopping Center	Baltimore County, MD	11,722,380	—	February 2001	100%
		$32,360,947	$126,300

Expansion/Redevelopment Projects

		Total Costs	Estimated Costs	Projected/Actual	Completion
Property	Location	at 6/30/02	to Complete	Opening Date	%
Lutherville Station Shopping Center	Baltimore County, MD	$156,574	$1,806,143	2003	75%
Shrewsbury Shopping Center	Shrewsbury, PA	3,413,248	3,854,893	Summer 2003	0%
Smoketown Plaza Shopping Center	Dale City, VA	6,627,101	1,710,431	Spring 2003	0%
Miscellaneous Projects		875,538	—
		$11,072,461	$7,371,467

MID-ATLANTIC REALTY TRUST AND SUBSIDIARIES

LEASE EXPIRATIONS

AS OF JUNE 30, 2002

(UNAUDITED)

Lease	Number of	Approximate	Expiring Leases	Average
Year	Expiring	Expiring	Annualized	Minimum Rent
Expiration	Leases	GLA	Minimum Rent	Per Square Foot
2002	47	155,197	$1,845,288	$11.89
2003	105	331,231	4,214,137	12.72
2004	126	389,298	5,710,695	14.67
2005	106	509,254	4,960,554	9.74
2006	117	382,248	5,930,357	15.51
2007	82	386,971	4,662,721	12.05
2008	34	484,052	3,291,560	6.80
2009	18	213,477	2,270,835	10.64
2010	33	269,540	3,585,915	13.30
2011	28	280,114	2,476,122	8.84
2012	23	173,700	1,747,726	10.06
Thereafter	63	1,508,629	18,439,946	12.22
	782	5,083,711	$59,135,856	$11.63

MID-ATLANTIC REALTY TRUST AND SUBSIDIARIES

LEASED RATES

AS OF JUNE 30, 2002

(UNAUDITED)

	Total SQ.	LEASED	PERCENT
MARYLAND	FT.	SQ. FT.	LEASED
Arundel Plaza Shopping Center	249,746	249,746	100%
Clinton Centre	28,956	28,956	100%
Club Centre at Pikesville Shopping Center	44,253	34,087	77%
Enchanted Forest Shopping Center	139,898	139,898	100%
Fullerton Plaza Shopping Center	152,834	147,334	96%
Glen Burnie Village Shopping Center	75,185	60,160	80%
Harford Mall and Business Center	625,207	599,845	96%
Ingleside Shopping Center	115,410	115,410	100%
Little Glen Shopping Center	18,823	12,909	69%
Lutherville Station — Office	162,331	69,473	43%
Lutherville Station — Retail	123,229	123,229	100%
New Town Village Shopping Center	117,593	115,447	98%
North East Station Shopping Center	80,190	70,390	88%
Orchard Square Office	28,005	28,005	100%
Patriots Office	28,289	23,270	82%
Patriots Plaza Shopping Center	38,727	38,727	100%
Perry Hall Square Shopping Center	183,055	173,790	95%
Perry Hall Super Fresh Shopping Center	65,059	65,059	100%
Radcliffe Shopping Center at Towson	82,280	82,280	100%
Rolling Road Plaza Shopping Center	63,047	58,103	92%
Rosedale Plaza Shopping Center	90,622	88,082	97%
Security Square Shopping Center	77,287	77,287	100%
Shawan Plaza Shopping Center	94,653	92,653	98%
Shoppes at Easton Shopping Center	113,330	113,330	100%
Southwest Mixed Use Property	24,743	24,743	100%
Timonium Crossing Shopping Center	59,829	51,449	86%
Timonium Shopping Center	207,135	178,385	86%
Waldorf Bowl	26,128	26,128	100%
Waldorf Retail	4,500	4,500	100%
Waverly Woods Shopping Center	99,832	96,151	96%
Wilkens Beltway Plaza Shopping Center	79,740	79,740	100%
Wilkens Office I,II,III	52,770	52,027	99%
York Road Plaza Shopping Center	90,903	88,944	98%
MARYLAND TOTALS	3,443,589	3,209,537	93%
DELAWARE
Brandywine Commons Shopping Center	165,805	165,805	100%
Milford Commons Shopping Center	61,100	47,400	78%
DELAWARE TOTALS	226,905	213,205	94%

MID-ATLANTIC REALTY TRUST AND SUBSIDIARIES

LEASED RATES (Continued)

AS OF JUNE 30, 2002

(UNAUDITED)

	Total SQ.	LEASED	PERCENT
VIRGINIA	FT.	SQ. FT.	LEASED
Burke Town Plaza Shopping Center	132,778	132,778	100%
Skyline Crossing Shopping Center	126,641	125,941	99%
Smoketown Plaza Shopping Center	84,428	58,828	70 *%
Spotsylvania Crossing Shopping Center	141,857	139,832	99%
Sudley Towne Plaza Shopping Center	107,761	107,761	100%
VIRGINIA TOTALS	593,465	565,140	95%

NEW YORK
Colonie Plaza Shopping Center	140,406	125,669	90%
Columbia Plaza Shopping Center	132,523	112,380	85%
NEW YORK TOTALS	272,929	238,049	87%
PENNSYLVANIA
Pottstown Plaza Shopping Center	162,256	158,056	97%
Saucon Valley Square Shopping Center	80,695	80,695	100%
Stonehedge Square Shopping Center	87,860	85,860	98%
Wayne Heights Shopping Center	107,549	98,549	92%
Wayne Avenue Plaza Shopping Center	121,202	118,467	98%
PENNSYLVANIA TOTALS	559,562	541,627	97%
MASSACHUSETTS
Del Alba Shopping Center	71,985	66,485	92%
MASSACHUSETTS TOTALS	71,985	66,485	92%
MID-ATLANTIC TOTALS	5,168,435	4,834,043	94%
ILLINOIS
Rolling Meadows	37,225	37,225	100%
ILLINOIS TOTALS	37,225	37,225	100%
SUBTOTAL OPERATING PROPERTIES	5,205,660	4,871,268	94%
DEVELOPMENT OPERATIONS — MARYLAND
Waverly Woods Shopping Center	3,715	3,715	100%
DEVELOPMENT OPERATIONS — MARYLAND	3,715	3,715	100%
DEVELOPMENT OPERATIONS — VIRGINIA
Smoketown Plaza Shopping Center	160,000	160,000	100%
DEVELOPMENT OPERATIONS — VIRGINIA	160,000	160,000	100%
TOTAL OPERATING & DEVELOPMENT	5,369,375	5,034,983	94%

*Under development

MID-ATLANTIC REALTY TRUST AND SUBSIDIARIES

TOP 10 CENTERS BY SIZE

		% OF TOTAL
CENTER NAME	GLA	PORTFOLIO
Harford Mall	598,307	11.1%
Lutherville Station Shopping Center	285,560	5.3%
Arundel Plaza Shopping Center	249,746	4.7%*
Smoketown Plaza Shopping Center	244,428	4.6%
Timonium Shopping Center	207,135	3.9%
Perry Hall Square Shopping Center	183,055	3.4%
Brandywine Commons Shopping Center	165,805	3.1%
Pottstown Plaza Shopping Center	162,256	3.0%
Fullerton Plaza Shopping Center	152,834	2.8%
Spotsylvania Crossing Shopping Center	141,857	2.6%

*Includes 160,000 GLA currently under redevelopment.

MID-ATLANTIC REALTY TRUST AND SUBSIDIARIES

TOP 10 ASSETS BY ANNUALIZED MINIMUM RENT

		% OF TOTAL
CENTER NAME	MINIMUM RENT	PORTFOLIO
Harford Mall	$5,274,000	9.8%
Enchanted Forest Shopping Center	2,456,000	4.5%
Brandywine Commons II	2,195,000	4.1%
New Town Village	2,132,000	3.9%
Lutherville Station Shopping Center	2,069,000	3.8%
Timonium Shopping Center	1,955,000	3.6%
Radcliffe Center	1,798,000	3.3%
Shawan Plaza	1,758,000	3.3%
Ingleside Shopping Center	1,715,000	3.2%
Burke Town Plaza	1,623,000	3.0%

APPROXIMATE ANNUALIZED MINIMUM RENT
TOTAL PORTFOLIO	$54,000,000

GROCERS BY OWNERSHIP

JUNE 30, 2002

			ANNUAL
CENTER	TENANT NAME	GLA	MINIMUM RENT
ROYAL AHOLD UNITS:
Giant of Maryland
Arundel Plaza	Giant Food	51,976	$74,200
New Town Village	Giant Food	60,985	946,677
Shawan Plaza	Giant Food	55,330	597,486
Shoppes at Easton	Giant Food	64,885	772,131
Wilkens Beltway Plaza	Giant Food	55,108	452,887
York Road Plaza	Giant Food	56,892	655,000
Giant of Carlisle
Pottstown Plaza	Giant Food	57,200	521,586
Wayne Heights Mall	Martin’s	31,409	122,000
Wayne Plaza	Giant Food	53,760	537,600
Stop & Shop
Del Alba Plaza	Stop & Shop	63,935	959,796
ROYAL AHOLD UNIT TOTALS		551,480	$5,639,364
DELHAIZE AMERICA, INC.:
Milford Commons	Food Lion	33,000	$264,000
North East Station	Food Lion	38,372	285,000
DELHAIZE AMERICA, INC. TOTALS		71,372	$549,000
ASSOCIATED WHOLESALERS, INC.:
Stonehedge Square	Nells Market	42,552	$321,232
ASSOCIATED WHOLESALERS, INC. TOTALS		42,552	$321,232
GOLUB CORPORATION:
Colonie Plaza	Price Chopper	60,000	$330,000
Columbia Plaza	Price Chopper	65,895	629,297
GOLUB CORPORATION TOTALS		125,895	$959,297
SUPERVALU, INC.:
Lutherville Station	Vacant-paying rent	60,275	$723,300
Skyline Village	Vacant-paying rent	64,485	509,432
SUPERVALU, INC. TOTALS		124,760	$1,232,732
SAFEWAY STORES:
Burke Town Plaza	Safeway	53,495	$202,207
Enchanted Forest	Safeway	50,093	500,930
Ingleside Shopping Center	Safeway	54,200	685,630
SAFEWAY STORES TOTALS		157,788	$1,388,767
WAKEFERN FOOD CORPORATION:
Brandywine Commons	Shoprite	58,236	$789,837
WAKEFERN FOOD CORPORATION TOTALS		58,236	$789,837
GREAT ATLANTIC & PACIFIC TEA COMPANY:
Perry Hall	Super Fresh	56,848	$1,023,264
Rosedale Plaza	Super Fresh	50,510	631,375
Saucon Valley	Super Fresh	47,827	621,751
Security Square	Super Fresh	58,187	989,179
GREAT ATLANTIC & PACIFIC TEA COMPANY TOTALS		156,524	$3,265,569
WEIS MARKETS:
Waverly Woods	Weis Market	53,500	$588,500
WEIS MARKETS TOTALS		53,500	$588,500

GROCER TOTALS		1,342,107	$14,734,298

Based on 5.4 million square feet of space at June 30, 2002, grocery leased space represents approximately 24.9% of leasable square footage and based on minimum rentals of $54 million for that same period, grocery leased space represents approximately 27.3% of such rental.